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                                                                   EXHIBIT 99.2




                            BA HARRISBURG ASSOCIATES
                      (A PENNSYLVANIA GENERAL PARTNERSHIP)

                               REPORT ON AUDIT OF
                              FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 1995

COOPERS                                         Cooper & Lybrand L.L.P.
&LYBRAND
                                                a professional services firm






                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of
  BA Harrisburg Associates:

We have audited the accompanying balance sheet of BA Harrisburg Associates as of December 31, 1995 and the related statements of income, changes in partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BA Harrisburg Associates as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                    /s/ Coopers & Lybrand L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 19, 1996




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                            BA HARRISBURG ASSOCIATES

                                 BALANCE SHEET
                            AS OF DECEMBER 31, 1995



                                     ASSETS



Investments in real estate, at cost:
   Land                                                                   $  249,638
   Building and improvements                                               3,140,307
   Furniture, fixtures and equipment                                         439,677
                                                                          ----------
                                                                           3,829,622

   Less accumulated depreciation                                            (627,650)
                                                                          ----------
              Total real estate, net                                       3,201,972

Cash and cash equivalents                                                    484,976
Accounts receivable                                                           28,138
Prepaid expenses and other assets                                             57,855
Deferred costs, net of accumulated amortization of $37,236                    34,260
                                                                          ----------
              Total assets                                                $3,807,201
                                                                          ==========


                       LIABILITIES AND PARTNERS' EQUITY

Liabilities:
   Note payable                                                           $2,909,480
   Accounts payable and accrued expenses                                     132,845
   Due to affiliate                                                            6,605
                                                                          ----------

              Total liabilities                                            3,048,930

Partners' equity                                                             758,271
                                                                          ----------

              Total liabilities and
                      partners' equity                                    $3,807,201
                                                                          ==========




              See accompanying notes to the financial statements.


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                            BA HARRISBURG ASSOCIATES

                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Revenues:
   Suite revenue                                                           $1,992,536
   Other income                                                               114,158
                                                                           ----------
              Total revenues                                                2,106,694
                                                                           ----------
Expenses:
   Operating expenses                                                       1,107,593
   Management fees                                                            106,958
   Interest expense                                                           325,552
   Real estate taxes                                                           60,720
   Depreciation                                                               151,592
   Amortization of deferred costs                                              13,619
   Disposal of fixed assets                                                     6,911
                                                                           ----------
              Total expenses                                                1,772,945
                                                                           ----------
              Net income                                                   $  333,749
                                                                           ==========




              See accompanying notes to the financial statements.

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                            BA HARRISBURG ASSOCIATES

                    STATEMENT OF CHANGES IN PARTNERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1995



                                                                       Swatara
                                                                      Associates
                                        ARC-Harrisburg                 Limited
                                          Associates                 Partnership              Total
                                        --------------               -----------            ----------
Balance, January 1, 1995                  $ 699,745                   $ 24,777              $ 724,522

Capital distributions                      (275,423)                   (24,577)              (300,000)

Net income                                  207,259                    126,490                333,749
                                          ---------                   --------              ---------

Balance, December 31, 1995                $ 631,580                   $126,691              $ 758,271
                                          =========                   ========              =========





              See accompanying notes to the financial statements.

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                            BA HARRISBURG ASSOCIATES

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Cash flows from operating activities:
   Net income                                                                   $ 333,749
   Adjustments to reconcile net income to net
          cash provided by operating activities:
       Depreciation                                                               151,592
       Amortization                                                                13,619
       Write-off of fixed assets                                                    6,911
   Changes in assets and liabilities:
       Accounts receivable                                                          7,988
       Prepaid expenses and other assets                                           (3,172)
       Accounts payable and accrued expenses                                       45,086
                                                                                ---------

              Net cash provided by operating activities                           555,773

Cash flows from investing activities:
   Additions to real estate                                                       (68,269)
   Increase in deferred cost                                                       -
                                                                                ---------

              Net cash used in investing activities                               (68,269)
                                                                                ---------

Cash flows from financing activities:
   Capital distributions to partners                                             (300,000)
   Repayment of note payable                                                      (87,608)
                                                                                ---------

              Net cash used in financing activities                              (387,608)
                                                                                ---------

Increase in cash                                                                   99,896

Cash, beginning of year                                                           385,080
                                                                                ---------

Cash, end of year                                                               $ 484,976
                                                                                =========

Supplemental disclosure of cash flow
       information:
   Cash paid during the year for interest                                       $ 325,552
                                                                                =========





              See accompanying notes to the financial statements.

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                            BA HARRISBURG ASSOCIATES

                         NOTES TO FINANCIAL STATEMENTS



 1.    ORGANIZATION:

       BA Harrisburg (the "Partnership") is a general partnership, which operates the Residence Inn Hotel in Swatara Township, Pennsylvania. ARC-Harrisburg Associates ("ARC") and Swatara Associates Limited Partnership ("Swatara") are partners with partnership interests of 62.1% and 37.9%, respectively, at December 31, 1995.

       Profits and losses are allocated in accordance with the partners' percentage interests during the period in which the related profits or losses were generated. Generally, cash distributions are allocated to the partners, first in proportion to the partners' unreturned capital contributions until they are reduced to zero and then in proportion to their partnership interest.


 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

                 CASH AND CASH EQUIVALENTS:

       Cash and cash equivalents include all cash balances and highly liquid investments having maturities of three months or less.

                 PROPERTY AND EQUIPMENT:

       Property and equipment are recorded at cost. Cost of major additions and betterments are capitalized; maintenance and repairs, which do not improve or extend the life of the respective assets, are charged to operations as incurred. When property is retired or otherwise disposed of, the cost of the property and the related accumulated depreciation are removed from the accounts and any resultant gains or losses are reflected in operations for the period.






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
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED


 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

                 PROPERTY AND EQUIPMENT, CONTINUED:

     Depreciation of buildings and improvements is computed on the straight-line basis over 31-1/2 years. Depreciation of equipment is computed using the 200% declining balance method, over a 5-to-7 year period.

                 DEFERRED COSTS:

     Deferred costs consist of loan costs and franchise fees. Loan costs are amortized on a straight-line basis over the term of the related note, which approximates the interest rate method. Franchise fees are amortized on a straight-line basis over 81 months.

                 INCOME TAXES:

     The taxable income or loss of the Partnership is includable in the income tax returns of the partners and, accordingly, no provision for income tax expense or benefit is reflected in the accompanying financial statements.

     The Partnership's tax returns and the amount of allocable profits or losses are subject to examination by federal and state taxing authorities. The tax liability of the partners could be modified if such an examination resulted in changes to Partnership profits or losses.

                 CREDIT RISK:

     In the normal course of business, the Partnership grants credit to hotel customers who are primarily either tourists or corporate travelers. The Partnership primarily invests its excess cash in interest-bearing instruments with commercial banks. Cash available in these accounts may, at times, exceed FDIC insurance limits.

                 USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.





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                    NOTES TO FINANCIAL STATEMENTS, CONTINUED



 3.    NOTE PAYABLE:

       The Partnership has a $2,909,480 note with a financial company. Effective April 1, 1994, the interest rate on the loan is the prime rate plus 2%, but not lower than a rate of 8% (8.5% at December 31, 1995). The carrying value of the debt approximates fair market value. A balloon payment of approximately $2.6 million is due April 30, 1998. Commencing April 1, 1994, monthly principal repayments based on a 15-year amortization schedule are required. Principal repayments for the years indicated are as follows:

                        1996                    $  100,595
                        1997                       112,767
                        1998                     2,696,118
                                                ----------

                                                $2,909,480
                                                ==========

       The loan is collateralized by a first lien on the Partnership's property and an assignment of the Partnership's leases and rents.


 4.    COMMITMENTS:

            OPERATING LEASES:

       The Partnership has leases related to equipment which have been accounted for as operating leases. The Partnership recorded expenses of approximately $14,000 related to these leases for the year ended December 31, 1995.

       At December 31, 1995, minimum future lease payments under noncancelable leases in excess of one year approximates the following:

                   1997                            $17,000
                   1998                             14,000
                   1999                              2,000
                                                   -------

                                                   $33,000
                                                   =======


            OTHER AGREEMENTS:

       Marriott Corporation (the "Franchisor") has the right to inspect the property and request that capital or other improvements be made by the Partnership. No estimates have been made in these financial statements for any costs to be incurred related to such inspections.





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                    NOTES TO FINANCIAL STATEMENTS, CONTINUED



 5.    RELATED PARTIES:

       The Partnership has engaged affiliates of the general partners to perform property management, administrative and other services for the project. These affiliates receive management fees totaling 5% of gross revenues received. Fees of $106,958 were expensed for the year ended December 31, 1995. As of December 31, 1995 there were $6,605 in unpaid management fees.


6.     AGREEMENT OF SALE:

       The Partnership entered into an agreement on March 8, 1996 with an unrelated third party to sell the property, as defined in the agreement. The agreement provides for the cancellation of the management and franchise agreements on or before closing. In addition, the agreement requires that there be a simultaneous closing under a separate Agreement of Purchase and Sale between Amerimar Cherry Hill Associates Limited Partnership (Cherry Hill) and the buyer and that there not be a material default under such agreement prior to closing.





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